Exhibit 10.(a)(1)
                                                              EXECUTION COPY


                            AMENDMENT AND RESTATEMENT

     AMENDMENT AND RESTATEMENT, dated as of March 30, 2004 (this "Amendment and Restatement"), to that certain 364-DAY REVOLVING CREDIT AGREEMENT, dated as of April 1, 2003, (the "Existing Agreement"; and as amended by this Amendment and Restatement, the "Amended and Restated Agreement"), among Florida Power Corporation (d/b/a/ Progress Energy Florida, Inc., the "Company"), the Banks and Lenders from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

                              PRELIMINARY STATEMENT

     The Company, the Lenders and the Administrative Agent previously entered into the Existing Agreement. The parties hereto now wish to amend the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments set forth below. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

     SECTION 1. Amendment to Existing Agreement. Effective as of the Termination Date (as defined in the Existing Agreement without giving effect to this Amendment and Restatement, the "Current Termination Date")) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Agreement is hereby amended as follows:

          (a) Section 1.01 is amended by deleting the definition of "Revolving Period" in its entirety and substituting the following definition in lieu thereof:

               "Revolving Period" means the period beginning on the date hereof and ending on March 29,2005 or, as to any Lender other than any Declining Lender, such later date as to which the Lenders may from time to time agree pursuant to Section 2.16.

          (b) The following definitions in Section 1.01 are amended as follows:

               (i) The definition of "Applicable Margin" is amended by replacing the table therein with the following table:



------------------------------------------------------------------------------------------------------------------------------
                  LEVEL 1           LEVEL 2              LEVEL 3             LEVEL 4            LEVEL 5           LEVEL 6
Basis for
Pricing       If the          If the Reference     If the Reference    If the Reference    If the Reference   If the
              Reference       Securities are       Securities are      Securities are      Securities are     Reference
              Securities are  rated lower than     rated lower than    rated lower than    rated lower than   Securities are
              rated at least  Level 1 but at       Level 2 but at      Level 3 but at      Level 4 but at     rated lower
              A+ by S&P or    least A by S&P or    least A- by S&P or  least BBB+ by S&P   least BBB by S&P   than Level 5
              at least A1 by  at least A2 by       A3 by Moody's       or Baa1 by Moody's  or Baa2 by Moody's or unrated
              Moody's         Moody's
------------------------------------------------------------------------------------------------------------------------------
Eurodollar        0.310%             0.400%              0.500%              0.600%              0.700%           1.250%
Rate
------------------------------------------------------------------------------------------------------------------------------
Base Rate         0.0%               0.0%                0.0%                0.0%                0.0%            0.250%
------------------------------------------------------------------------------------------------------------------------------

               (ii) The definition of "Domestic Lending Office" is amended by replacing the phrase "Schedule II" contained therein with the phrase "Schedule I".

               (iii) The definition of "Eurodollar Lending Office" is amended by replacing the phrase "Schedule II" contained therein with the phrase "Schedule I".

          (c) Section 1.01 is amended by deleting the definitions of "Existing CP&L Facility" and "Existing Facilities" in their respective entireties.

          (d) Section 2.01 is amended by replacing the phrase "Schedule II" contained therein with the phrase "Schedule I".

          (e) Section 2.03 is amended by replacing the table therein in its entirety with the following table:


------------------------------------------------------------------------------------------------------------------
                   LEVEL 1          LEVEL 2         LEVEL 3          LEVEL 4         LEVEL 5          LEVEL 6
Basis for
Pricing        If the           If the          If the           If the          If the           If the
               Reference        Reference       Reference        Reference       Reference        Reference
               Securities are   Securities are  Securities are   Securities are  Securities are   Securities are
               rated at least   rated lower     rated lower      rated lower     rated lower      rated lower
               A+ by S&P or at  than Level 1    than Level 2     than Level 3    than Level 4     than Level 5
               least A1 by      but at least A  but at least A-  but at least    but at least     or unrated
               Moody's          by S&P or at    by S&P or at     BBB+ by S&P or  BBB by S&P or
                                least A2 by     least A3 by      at least Baa1   at least Baa2
                                Moody's         Moody's          by Moody's      by Moody's
------------------------------------------------------------------------------------------------------------------

Facility Fee        0.090%          0.100%           0.125%          0.150%           0.175%          0.250%
------------------------------------------------------------------------------------------------------------------

          (f) The text of Section 3.01(g) is deleted and replaced in its entirety with the word "Reserved.".

          (g) Section 4.01(e) is amended by replacing both instances of "December 31, 2002" contained therein with "December 31, 2003".

          (h) Section 8.02 is amended by replacing the phrase "Schedule II" therein with the phrase "Schedule I".

          (i) The text of Section 8.08 is deleted and replaced in its entirety with the word "Reserved."

          (j) Schedule I is deleted in its entirety and replaced with Schedule I hereto.

          (k) Schedule II is deleted in its entirety.

          (l) References in Exhibits A-1, A-2, B, C-1, C-2, C-3, C-4, D, E and F to "April 1, 2003" shall be replaced by references to "March 30, 2004".


     SECTION 2. Adjustments to the Commitments. Each Lender that consents to this Amendment and Restatement by duly completing, executing and delivering to the Administrative Agent a signature page to this Amendment and Restatement (each such Lender being an "Extending Lender") shall also indicate on its signature page hereto whether and by what amount such Lender would be willing, in such Lender's sole discretion, to increase its Commitment on and after the Current Termination Date in the event that any Lender does not consent to this Amendment and Restatement (any such Lender being a "Declining Lender"). The Administrative Agent may determine, in its sole discretion, the amount by which the Commitment of each Extending Lender that has agreed to increase its Commitment (each such Lender being an "Increasing Commitment Lender") shall be increased; provided that (i) no Increasing Commitment Lender's Commitment may be increased by an amount in excess of the amount of the increase offered by such Increasing Commitment Lender, as set forth on such Increasing Commitment Lender's signature page to this Amendment and Restatement, and (ii) the aggregate amount of the Commitments after giving effect to all such increases shall not exceed the aggregate amount of the Commitments immediately prior to the Current Termination Date. The Administrative Agent shall notify the Lenders and the Company, no later than three Business Days prior to the Current Termination Date, of the Commitments of the Extending Lenders that will be in effect on and after the Current Termination Date, after giving effect to any increases in such Commitments pursuant to the procedures set forth in this
Section 2. From and after the Current Termination Date, and subject to the satisfaction of the condition precedent set forth in clause (b) of Section 3 below, the Commitment of each Declining Lender shall be zero.

     SECTION 3. Conditions of Effectiveness of Amendment. This Amendment shall become effective as of the date first written above when, and only when, on or prior to the Current Termination Date, the Administrative Agent shall have received:

          (a) counterparts of this Amendment and Restatement executed by the Company and Lenders that consent to this Amendment and Restatement representing at least 85% of the Commitments (after giving effect to any adjustments to the Commitments under Section 2);

          (b) opinions of counsel to the Company substantially in the forms of Exhibit A-1 and Exhibit A-2 and as to such other matters as any Lender through the Administrative Agent may reasonably request;

          (c) promissory notes, if requested by any Lender pursuant to Section 2.06;

          (d) certified copies of the resolutions of the Board of Directors of the Company approving this Amendment and Restatement, and of all documents evidencing other necessary corporate action and governmental approvals, including the FPSC Order, with respect to this Amendment and Restatement;

          (e) a certificate of the Secretary or an Assistant Secretary of the Company, dated as of the date hereof, certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder;

          (f) a certificate of a Responsible Officer of the Company, dated as of the date hereof, certifying (i) the accuracy of the representations and warranties contained herein and (ii) that no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse, or both;

          (g) certified copies of all required governmental approvals and authorizations;

          (h) certified copy of the restated charter and bylaws of the Company;

          (i) a favorable opinion of King & Spalding LLP, counsel for the Administrative Agent, substantially in the form of Exhibit D hereto; and

          (j) either (i) the Commitment of, and all outstanding Loans made by, any Declining Lender shall have been assigned to one or more Increasing Commitment Lenders in accordance with the provisions of Section 8.07 of the Existing Agreement pursuant to an Assignment and Acceptance in substantially the form of Exhibit B to the Existing Agreement or (ii) such Commitment shall have been terminated and all such Loans shall have been repaid in full.

     SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that (a) the representations and warranties contained in
Section  4.01  (including   without  limitation  those  regarding  any  required
approvals of or notices to governmental bodies) of the Amended and Restated Agreement are true and correct on and as of the date first above written as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment and Restatement, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

     SECTION 5. Reference to and Effect on the Existing Agreement. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" and each reference in any Note to "the Credit Agreement," "thereunder" or "thereof" or, in either case, words of like import referring to the Existing Agreement shall mean and be a reference to the Amended and Restated Agreement, as amended hereby. Except as specifically amended above, the Existing Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Agreement or any Note, nor constitute a waiver of any provision of the Existing Agreement or any Note.

     SECTION 6. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of King & Spalding LLP, counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and Restatement. In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, and agrees to save the Lenders and the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                                      [Signature page to follow]

     IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Amendment  and
Restatement  to  be  executed  by  their  respective   officers  thereunto  duly
authorized, as of the date first above written.


                                FLORIDA POWER CORPORATION


                                By_______________________________
                                     Thomas R. Sullivan
                                     Treasurer


                                JPMORGAN CHASE BANK, as Administrative Agent


                                By_______________________________
                                    Name:
                                    Title:

                                                                             S-2
                                Lenders:


Existing Commitment             The undersigned Lender hereby:
$      25,000,000
                                Consents to the Amendment and
                                Restatement:       __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                JPMORGAN CHASE BANK


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      24,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                BANK ONE, N.A.


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      24,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                DEUTSCHE BANK AG NEW YORK BRANCH



                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      24,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      20,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                THE BANK OF NEW YORK


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      20,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                BANK OF AMERICA, N.A.


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      20,000,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                SUNTRUST BANK, ATLANTA


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      20,000,000
                                Consents to the Amendment and
                                Restatement:       __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                THE BANK OF NOVA SCOTIA


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      11,500,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                MELLON BANK, N.A.


                                By_______________________________
                                    Name:
                                    Title:

Existing Commitment             The undersigned Lender hereby:
$      11,500,000
                                Consents to the Amendment and
                                Restatement: __________________

                                Declines to consent to the Amendment
                                and Restatement: ________________

                                Consents to an increase in the amount
                                of its Commitment, pursuant to the
                                provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                NEW YORK BRANCH


                                By_______________________________
                                    Name:
                                    Title:

                                   SCHEDULE I




                                      Domestic          Eurodollar
             Lender                Lending Office     Lending Office      Commitment

JPMorgan Chase Bank                                                      $ 25,000,000
Bank One, N.A.                                                           $ 24,000,000
Deutsche Bank AG New York Branch                                         $ 24,000,000
Wachovia Bank, National                                                  $ 24,000,000
Association
The Bank of New York                                                     $ 20,000,000
Bank of America, N.A.                                                    $ 20,000,000
SunTrust Bank                                                            $ 20,000,000
The Bank of Nova Scotia                                                  $ 20,000,000
Mellon Bank, N.A.                                                        $ 11,500,000
The Bank of Tokyo-Mitsubishi,                                            $ 11,500,000
Ltd., New York Branch
             Total:                                                      $200,000,000

                                   EXHIBIT A-1

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY

                                 March 30, 2004



To each of the Lenders  parties to the
Amendment and  Restatement  referred
to below and JPMorgan Chase Bank,
as Administrative Agent

         Re:      Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Ladies and Gentlemen:

     This opinion is furnished to you by us as counsel for Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the "Borrower") pursuant to
Section 3(b) of the Amendment and Restatement, dated as of March 30, 2004 (the "Amendment and Restatement"; unless otherwise defined herein, the terms defined therein being used herein as therein defined), of the 364-day Credit Agreement, dated as of April 1, 2003 (the "Credit Agreement", and as amended by the Amendment and Restatement, the "Amended and Restated Agreement"), among the Borrower, certain lenders thereunder (the "Lenders") and JPMorgan Chase Bank, as administrative agent for the Lenders.

     In connection with the preparation, execution and delivery of the Amendment and Restatement, we have examined:

     (1) The Amendment and Restatement.

     (2) The Credit Agreement.

     (3) The Amended and Restated Agreement.

     (4) The documents furnished by the Borrower pursuant to Section 3 of the Amendment and Restatement.

     (5) The Restated Charter of the Borrower (the "Charter").

     (6) The Bylaws of the Borrower and all amendments thereto (the "Bylaws").

     (7) The FPSC Order.

     (8) The opinion letter of even date herewith, addressed to you by R. Alexander Glenn, Associate General Counsel of Progress Energy Service Company, LLC, in his capacity as counsel to the Company and delivered in connection with the transactions contemplated by the Amendment and Restatement (the "Company Opinion Letter").

     We have also examined the originals, or copies of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Borrower or its officers or of public officials. We have assumed the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals (other than those of the Borrower), and the due execution and delivery, pursuant to due authorization, of the Amendment and Restatement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties. Whenever the phrase "to our knowledge" is used in this opinion it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Borrower without independent investigation.

     We are qualified to practice law in the States of Florida and New York, and the opinions expressed herein are limited to the law of the States of Florida and New York and the federal law of the United States. To the extent that our opinions expressed herein depend upon opinions expressed in paragraphs 1 through 4 of the Company Opinion Letter, we have relied without independent investigation on the accuracy of the opinions expressed in the Company Opinion Letter, subject to the assumptions, qualifications and limitations set forth in the Company Opinion Letter.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that the Amendment and Restatement and the Amended and Restated Agreement each constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as enforcement may be limited or otherwise affected by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting the rights of creditors generally and (b) principles of equity, whether considered at law or in equity.

     The opinion set forth above is subject to the following qualifications:

     (a) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

     (b) No opinion is expressed herein as to (i) Section 8.05 of the Amended and Restated Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

     (c) No opinion is expressed herein as to provisions, if any, in the Amended and Restated Agreement, which (A) purport to excuse, release or exculpate a party for liability for or indemnify a party against the consequences of its own acts, (B) purport to make void any act done in contravention thereof, (C) purport to authorize a party to make binding determinations in its sole discretion, (D) relate to the effects of laws which may be enacted in the future, (E) require waivers, consents or amendments to be made only in writing,
(F) purport to waive rights of offset or to create rights of set off other than as provided by statute, or (G) purport to permit acceleration of indebtedness and the exercise of remedies by reason of the occurrence of an immaterial breach of the Amended and Restated Agreement or any related document. Further, we express no opinion as to the necessity for any Lender, by reason of such Lender's particular circumstances, to qualify to transact business in the State of New York or as to any Lender's liability for taxes in any jurisdiction.

     The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than (i) any other Person that may become a Lender under the Amedned and Restated Agreement after the date hereof in accordance with the provisions thereof and (ii) King & Spalding LLP, in connection with its opinion delivered on the date hereof in connection with the Amendment and Restatement.


                                                 Very truly yours,

                                   EXHIBIT A-2

                  FORM OF OPINION OF ASSOCIATE GENERAL COUNSEL
                     OF PROGRESS ENERGY SERVICE COMPANY, LLC



                                 March 30, 2004



To each of the Lenders parties to the
Amendment  and  Restatement  referred
to below and JPMorgan  Chase Bank, as
Administrative Agent

         Re:      Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Ladies and Gentlemen:

     This opinion is furnished to you by me as Associate General Counsel of Progress Energy Service Company, LLC and in my capacity as counsel to Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the "Borrower") pursuant to Section 3(b) of the Amendment and Restatement, dated as of March 30, 2004 (the "Amendment and Restatement"; unless otherwise defined herein, the terms defined therein being used herein as therein defined), of the 364-day Credit Agreement, dated as of April 1, 2003 (the "Credit Agreement", and as amended by the Amendment and Restatement, the "Amended and Restated Agreement"), among the Borrower, certain lenders thereunder (the "Lenders") and JPMorgan Chase Bank, as administrative agent for the Lenders.

     In connection with the preparation, execution and delivery of the Amendment and Restatement, I have examined:

     (1) The Amendment and Restatement.

     (2) The Credit Agreement.

     (3) The Amended and Restated Agreement.

     (4) The documents furnished by the Borrower pursuant to Section 3 of the Amendment and Restatement.

     (5) The Restated Charter of the Borrower (the "Charter").

     (6) The Bylaws of the Borrower and all amendments thereto (the "Bylaws").

     (7) The FPSC Order.

     I have also examined the originals, or copies of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of signatures (other than those of the Borrower), and the due execution and delivery, pursuant to due authorization, of the Amendment and Restatement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties. For purposes of my opinions expressed in paragraph 1 below as to existence and good standing, I have relied as of their respective dates on certificates of public officials, copies of which are attached hereto as Exhibit
A. Whenever the phrase "to my knowledge" is used in this opinion it refers to my actual knowledge and the actual knowledge of the attorneys who work under my supervision and who were involved in the representation of the Borrower in connection with the transactions contemplated by the Amendment and Restatement and the Amended and Restated Agreement.

     I or attorneys working under my supervision are qualified to practice law in the State of Florida, and the opinions expressed herein are limited to the law of the State of Florida and the federal law of the United States.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

     1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Borrower has the corporate power and authority to enter into the transactions contemplated by the Amendment and Restatement.

     2. The execution, delivery and performance of the Amendment and Restatement by the Borrower have been duly authorized by all necessary corporate action on the part of the Borrower and the Amendment and Restatement has been duly executed and delivered by the Borrower.

     3. The execution, delivery and performance of the Amendment and Restatement by the Borrower will not (i) violate the Charter or the Bylaws or any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (ii) result in a breach of, or constitute a default under, any judgment, decree or order binding on the Borrower, or any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound.

     4. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery of the Amendment and Restatement or the performance by the Company of the Amended and Restated Agreement, other than the FPSC Order, which has been duly issued and is in full force and effect. All periods for review and approval of the FPSC Order have expired, and no such request for review or appeal thereof has been filed or is pending.

     5. To my knowledge, except as described in the reports and registration statements that the Borrower has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, that purport to affect the legality, validity, binding effect or enforceability of the Amended and Restated Agreement or that are likely to have a material adverse effect upon the financial condition or operations of the Borrower or any of its Subsidiaries.

     The opinions set forth above are subject to the qualification that, except as provided in paragraph 4 above, no opinion is expressed herein as to the enforceability of the Amended and Restated Agreement or any other document.

     The foregoing opinions are solely for your benefit and may not be relied upon by any other Person other than (i) any other Person that may become a Lender under the Amended and Restated Agreement after the date hereof and (ii) Hunton & Williams and King & Spalding LLP, in connection with their respective opinions delivered on the date hereof in connection with the Amendment and Restatement.


                                                Very truly yours,